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Transformation Complete: A Specialty Pharmaceutical Leader Focused in Pain and Neurology September 2015

Forward-Looking Statements The statements that are not historical facts contained in this presentation are forward-looking statements that involve risks and uncertainties including, but not limited to, those related to Depomed’s acquisition of the NUCYNTA® franchise in the United States, Depomed’s post-acquisition strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, our plans, prospects and strategy related to Gralise®, CAMBIA®, Lazanda® and Zipsor ®, and other statements that are not historical facts. These forward-looking statements are based on Depomed’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks associated with product acquisition transactions, such as the risk that the acquired products will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks related to Depomed’s future opportunities and plans, including uncertainty of Depomed’s expected financial performance following completion of the transaction; disruption from the transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; and the possibility that if Depomed does not achieve the perceived benefits of the transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of Depomed’s shares could decline, as well as other risks related to Depomed's business detailed from time-to-time under the caption "Risk Factors" and elsewhere in Depomed's SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2014 and its most recent Quarterly Report on Form 10-Q. Depomed undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in its expectations except as may be required by law. 2 September 2015

Important Additional Information Important Additional Information This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. Depomed has filed a solicitation/recommendation statement on Schedule 14D-9 with the U.S. Securities and Exchange Commission (the “SEC”) with respect to Horizon Pharma plc’s unsolicited exchange offer. In addition, Depomed filed a preliminary revocation statement with the SEC on September 14, 2015 (the “Preliminary Revocation Statement”), and intends to file a definitive revocation statement in connection with the solicitations by Horizon Pharma plc to be able to call two special meetings of Depomed shareholders (the “Horizon Special Meeting Solicitations”). Depomed will furnish any definitive revocation statement to its shareholders, together with GREEN and GOLD revocation cards when they become available. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THESE AND OTHER DOCUMENTS (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS) FILED WITH THE SEC AS THEY WILL CONTAIN IMPORTANT INFORMATION. These documents, including any solicitation statement (and amendments or supplements thereto) and other documents filed by Depomed with the SEC, will be available for no charge at the SEC’s website at http://www.sec.gov and at the investor relations section of Depomed’s website at http://www.depomed.com. Copies may also be obtained by contacting Depomed’s Investor Relations by mail at 7999 Gateway Blvd., Suite 300, Newark, CA 94560 or by telephone at 510-744-8000. Certain Information Regarding Participants Depomed, its directors and certain of its executive officers may be deemed to be participants in the solicitation of revocations in connection with the Horizon Special Meeting Solicitations. Information regarding the names of Depomed’s directors and executive officers and their respective interests in Depomed by security holdings or otherwise is set forth in Depomed’s Preliminary Revocation Statement. 3 September 2015

4 September 2015 Depomed – A Force in Pain and Neurology, in a Period of Accelerated Growth Strong Product Portfolio Marketing six branded, differentiated products in pain and neurology with lengthy exclusivity1 Track Record of Accelerated Growth Organic growth - success increasing product sales, Rx and market share Acquisition growth – 5 acquired products in 3 years Exceptional Financial Performance 129% sales CAGR since 2012 Gross margin 80%+, cash flow generation of $55M in 2Q 2015 alone Negative effective tax rate 2015; ($16M federal tax refund expected 2015); effective tax rate in the mid-teens expected in 2016 Billion-dollar Opportunity Re-launch of NUCYNTA with improved promotion, positioning, pricing and proper dosing Potential blockbuster with >$1 Billion in annual sales before patent expiry2 Proven Business Model Acquire, Integrate and Grow Aggressively pursuing assets with lengthy exclusivity and potential for meaningful sales growth Among best in the industry in defending IP 1 Exclusivity with respect to specific drugs may not necessarily assure sustained or increased revenue growth given the risk associated with competition from generic and non-generic products with similar treatment profiles. 2 There can be no assurance that the anticipated results will be achieved.

Reworked Santarus deal and tripled net revenue 47% revenue growth Q2 2015 over Q2 2014 Acquired Dec 2013; relaunched Q1 2014; 35% increase in demand Q2 2015 over Q2 2014 Q3 2011 Q4 2011 Q4 2013 TYPE 2 DIABETES DEAL Non-strategic milestones & royalties sold for $240 million Q4 2013 Relaunch Q4 2013 following acquisition; 156% increase in demand Q2 2015 over Q2 2014 Q3 2013 $67 million net sales since acquisition Q2 2012 Depomed’s Track Record of Successful Deals Builds Value Acquired April 2015; relaunched June 2015; $56.7M sales Q2 2015 Q2 2015 5 September 2015

Depomed’s “Acquire, Integrate, Grow” Business Model Driving An Accelerated Growth Cycle 6 September 2015 ACQUIRE Pain and neurology products with lengthy exclusivity and peak sales ahead INTEGRATE Speed and efficiency from playbook based on past success with same team GROW Repositioning and marketing strategy drives unit demand and sales Evaluated More than 60 Acquisition Targets in 2015

Depomed’s Execution of Business Model Driving Triple Digit Growth in Sales and Significant Profitability 7 $500K $27.1M $58.1M $114M $320M-340M September 2015 2015 Total Product Sales Guidance (Includes NUCYNTA starting April 2, 2015) Adjusted EBITDA (Midpoint of adjusted EBITDA Guidance) $102.5M At Midpoint of 2015 Guidance, Product Sales Growth Since 2012 is Over 1,000% $0 $50 $100 $150 $200 $250 $300 $350 2011 2012 2013 2014 2015 Millions

Depomed - Execution of Business Model Driving Sales Growth, Rx Growth, Market Share September 2015 Product Sales Growth (Y/Y) Prescription Growth (Y/Y) Market Share Growth (Q/Q) 38% growth 2Q15: $20.9M 18% growth 2Q15: 83k 2Q15: 3.2% share 2Q14: 2.8% share 36% growth 2Q15: $6.8M 35% growth 2Q15: 35k 2Q15: 7.5% share 2Q14: 5.2% share 179% growth 2Q15: $3.9M 155% growth 2Q15: 148k (sprays) 2Q15: 4.2% share Nearly Doubled 8 Record Highs for a Quarter

Depomed’s Demonstrated Track Record of Value Creation 9 September 2015 Depomed is in a Period of Significant Growth and is Well-Positioned for Future Success Covering 8/31/10 to 8/31/15 Source: Stock chart from BigCharts.com 1-Year 2-Year 3-Year 5-Year 75% 276% 409% 650% Total Shareholder Return to Date (1)

Depomed 2Q 2015 - Continued Strong Performance With Record Sales and Cash Flow - Revenue Up 234% Over Prior Year 10 September 2015 Record Quarterly Results 2015 Guidance Updated* Additional Highlights Net product sales of $94.3M (234% over Q2 2014) Added $55M of cash in second quarter Product sales raised to $320-$340M Non-GAAP adjusted earnings raised to $40-$50M Adj EBITDA raised to $95-$110M NUCYNTA re-launched in June IP: Gralise and Zipsor ANDA settlements secured *2015 Guidance includes NUCYNTA sales for only three quarters

11 11 September 2015 Acute Pain Breakthrough Cancer Pain Chronic Pain Neuropathic Pain Migraine ü ü ü ü ü ü ü ü ü ü ü ü ü ü Source: Depomed Marketing, company websites Depomed Expected to be a Top 5 Branded Pain Company by 2016 ü We Believe Depomed is Building the Most Complete Pain Portfolio in the Industry Note: selections indicate branded exclusivity

NUCYNTA Leading The Latest Chapter of Depomed’s Growth Story Adds significant revenue and earnings to an already strong business Only new chemical entity in CII space approved by FDA in last 30 years Competes in multi-billion dollar pain market Exclusivity expected for a decade or more Significant overlap with Depomed’s expertise in pain and neurology 12 September 2015 NUCYNTA: Potential to Exceed $1 Billion in Sales

Depomed’s NUCYNTA Growth Strategy – Targeting to Surpass $1 Billion in Sales 13 September 2015 Proper Dosing Pricing and Access Positioning Promotion Significantly increased promotion and marketing efforts Revamped product positioning and messaging Maximize brand through pricing and access strategies Educate physicians on titration 1 2 3 4 =

Promotion: Significantly Increased to Drive Prescriptions and Market Share 14 September 2015 Increased Sales Force 1 Optimized Medical Education Identifying Appropriate Target Prescribers Promotion strategy consists of: 3-fold increase to 275 reps Highly experienced in pain and neurology Resumed full medical support with medical science liaisons 300 medical support and speaker programs in July alone 25,000 target prescribers Targeting NUCYNTA users and current and prior top users of category

Sales force delivering approximately 10k NUCYNTA calls per week since re-launch PAINWeek® 2015 1,000+ attendees at NUCYNTA and CME-sponsored symposia Speaker Program Education: early focus and success 710 attendees on 7/30 national webcast; >200 high decile targets 650+ programs targeted for 2015 Year-over-Year Rx growth now 15.5%, up from 3.6% in just 12 weeks 15 September 2015 Promotion Progress: Accelerating Demand - Rx Growth of 15.5% Over Prior Year 1 Depo launch 6/12 Source: SHA PHAST Weekly Data (Retail and Mail Order) 15.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 5-Jun-15 12-Jun-15 19-Jun-15 26-Jun-15 3-Jul-15 10-Jul-15 17-Jul-15 24-Jul-15 31-Jul-15 7-Aug-15 14-Aug-15 21-Aug-15 28-Aug-15 4-Sep-15 NUCYNTA ER Rolling 4 - Weeks TRx Volume YoY % Chg

Positioning: Only FDA Approved Product that Addresses Both Nociceptive and Neuropathic Pain 16 September 2015 Chronic pain affects 1/3 of the US population More than 100 million adults with chronic pain 31 million with chronic lower back pain (CLBP) Potential significant impact from even modest uptick in market share CLBP may have components of nociceptive and neuropathic pain NUCYNTA has a dual mechanism of action CLBP patient profile not effectively targeted until now NUCYNTA ER also approved for Painful Diabetic Peripheral Neuropathy (DPN) 15-18 million patients with DPN 1-2 million patients with moderate to severe painful DPN NUCYNTA ER just launching in DPN 2

2 Positioning Progress: Market Share Increased From 1.46% to 1.63% Since Re-Launch

- Competes in >$5 billion dollar Long Acting Opioid (LAO) market
- Increased promotional activities with new messaging resonating with prescribers
- Key opinion leaders educating on potential dual mechanism and titration
- Market share of LAO market up .17% in just twelve weeks



NUCYNTA ER Rolling 4-Weeks TRx Share of Total LAO Market*
1.65%
1.55%
1.45%
Rx Share
Depo launch
6/12
5-Jun-2015
12-Jun-2015
19-Jun-2015
26-Jun-2015
3-Jul-2015
10-Jul-2015
17-Jul-2015
24-Jul-2015
31-Jul-2015
7-Aug-2015
14-Aug-2015
21-Aug-2015
28-Aug-2015
4-Sep-2015
Nucynta ER

***NUCYNTA ER Total LAO Market definition includes:** *Butrans (buprenorphine patch), Hysingla ER (hydrocodone), Opana ER (oxymorphone crush-resistant), OxyContin (oxycodone ER), Zohydro ER (hydrocodone), Embeda (morphine sulfate/naltrexone), fentanyl patch, hydromorphone ER, morphine ER, oxycodone ER, oxymorphone ER, tramadol ER and NUCYNTA ER.*

September 2015
17

Depomed

Pricing and Access: Maximizing Brand Through Pricing and Access Strategies 18 September 2015 94% of commercial lives have access to NUCYNTA and NUCYNTA ER United Healthcare Commercial moved NUCYNTA ER in front of Oxycontin on formulary as of July 1, 2015 Oxycontin removed from Tier 2 and now requires a triple step edit NUCYNTA ER is one of two branded drugs that remain on formulary in front of Oxycontin UHC Commercial impacts 14 million lives NUCYNTA and NUCYNTA ER are expected to retain preferred positions on Express Scripts and CVS Caremark National Commercial formularies for 2016 3 44% increase implemented April 2015 Now approx. equivalent to Oxycontin on a daily basis Approximately 50% of adjustment realized in 2Q Expect additional realization during 2015/16 Adjusted Pricing Managed Care Dynamics Equivalent WAC ($/day) +44%

4 **Proper Dosing**: Education on Titration is Key

Average dose in low back pain trials was ~400mg/day after titration


TITRATION
MAINTENANCE PHASE
400
350
300
250
200
150
100
50
DOSAGE IN MG
157 MG
357 MG
393 MG
STUDY WEEK
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15

Expert Opin. Pharmacother. (2010) 11(11):1787-1804

Average daily dose in marketplace is 200 - 250mg/day


~400 mg
250 mg
200 mg
Avg. daily dose in marketplace
Avg. daily dose in clinical trials for CLBP and painful DPN

Proper Dose May Improve Physician and Patient Experience as well as Increase Average Selling Price

September 2015
19
Depomed

NUCYNTA Patent Protection Expected to Provide Market Exclusivity for a Decade or More 20 September 2015 NUCYNTA >$500MM by 2020 and $1 Billion Expected Before Patent Expiry February 2023: Expiry of patents covering tapentadol (composition of matter plus pediatric extension) December 2025: Expiry of polymorph patent (composition of matter plus pediatric extension) 2028: Expiry of neuropathic pain patent

21 September 2015 Depomed’s Highly Differentiated Growing Portfolio of Assets in Addition to NUCYNTA Product Differentiation 2Q Annualized Revenues Growth Over 1Q 2015 Expected Exclusivity 1x daily with less dizziness and somnolence $84M 21% April 2015 ANDA settlement provides exclusivity to 2024 Only single agent in its therapeutic class for acute migraine attacks $27M 28% ANDA settlement provides exclusivity to January 2023 Only fentanyl product delivered nasally $16M 21% Patents out to October 2024 Rapidly dispersed, low dose version of diclofenac $24M 3% June 2015 ANDA settlement provides exclusivity to March 2022

Depomed Sales Force Effectively Targets Key Specialties Core Sales Force n=275 Cancer Pain Specialists n=24 Pain Focused Neurology Focused 22 September 2015

23 September 2015 Depomed’s Ability to Efficiently Execute and Deliver Growth - Gralise Reacquired marketing rights March 2011 and received $40M payment Launched in October 2011 >$84 million run rate as of Q2 2015 Tier 2 coverage at the three largest pharmacy benefit managers, CVS/Caremark, ESI, Catamaran Market exclusivity expected until 2024; won District Court decision vs. first filer, Actavis; appeal with Actavis now settled Gralise is Moving Toward $100 million per year

24 September 2015 Depomed’s Ability to Efficiently Execute and Deliver Growth - CAMBIA Acquired in December 2013 for $48.7M Relaunched in December 2013 $27 million run rate as of Q2 2015 Only single agent in its therapeutic class approved in the U.S. for treatment of acute migraine attacks in adults Exclusivity to 2023 with ANDA settlement CAMBIA Demonstrates Depomed’s Acquire, Integrate and Grow Strategy

25 September 2015 Depomed’s Ability to Efficiently Execute and Deliver Growth - Lazanda Acquired in July 2013 for $4M Relaunched in August 2013 $15.4 million run rate as of Q2 2015 Market share has doubled in last 12 months and 4x since relaunch Effective January 1st, only branded rapid acting fentanyl on Express Script Preferred National Formulary 2015 Depomed’s Lazanda Continues Growth Trajectory

Lengthy Exclusivity Periods Mean Products Contributing to Revenue Growth for a Long Time 26 September 2015 Securing Market Exclusivity for Depomed Products Well Into Next Decade Product Expected Exclusivity 2028 Acquired April 2015; composition of matter patent to 2022/2023; polymorph and method of treatment patents to 2025 and 2028 2024 Exclusivity expected to 2024; District Court ANDA litigation victory and settlements resolve all ANDAs 2023 ANDA settlement with expected exclusivity to Jan 2023 2024 2 orange book patents; patents pending; last OB patent to expire Oct 2024 2022 ANDA settlement with expected exclusivity to March 2022

27 September 2015 We Expect Depomed’s Acquire, Integrate, and Grow Strategy will Continue to Create Value Maintain pain and neurology focus, leveraging management’s expertise Products with current annual revenue between $20-$200MM+ Targeting products with lengthy exclusivity and future peak sales Rapid De-levering Potential Creates Meaningful Earnings Power and Drives Ability to Execute Value Creating Acquisitions Blockbuster opportunities, mid-size acquisitions and tuck-ins are all areas of focus

Depomed’s Collaborations and Intellectual Property Provide Revenue Upside Over the Next Decade 28 IP Litigation Potential future cash flow from IP litigation against Purdue Pharma and Endo PTAB has confirmed the patentability of each of the 25 claims subject to Purdue IPRs; Endo decision expected by end of Q3 2015 Only 13% of 477 PTAB decisions through Q2 2015 upheld all claims Licenses Acetaminophen /opiate combination products with abuse resistance potential Xartemis XR launched March 2014; high single digit royalty MNK-155 $10 million approval milestone; timing unknown High single-digit royalties for 15+ years from first sale of each product IW-3718 Program for refractory GERD Positive Phase 2a reported February 2015 Future milestones and royalties September 2015

29 September 2015 Depomed – A Force in Pain and Neurology, in a Period of Accelerated Growth Strong Product Portfolio Marketing six branded, differentiated products in pain and neurology with lengthy exclusivity Track Record of Accelerated Growth Organic growth - success increasing product sales, Rx and market share Acquisition growth – 5 acquired products in 3 years Exceptional Financial Performance 129% sales CAGR since 2012 Gross margin 80%+, cash flow generation of $55M in 2Q 2015 alone Negative effective tax rate 2015; ($16M federal tax refund expected 2015); mid-teens expected in 2016 Billion-dollar Blockbuster Opportunity Re-launch of NUCYNTA with improved promotion, positioning, pricing and proper dosing Expected blockbuster with >$1 Billion in annual sales before patent expiry Proven Business Model Acquire, Integrate, Grow and Repeat Aggressively pursuing assets with lengthy exclusivity and potential for meaningful sales growth Among best in the industry in defending IP

Depomed: Current Status Related to Hostile Offer 30 September 2015 “Our Board of Directors unanimously concluded that Horizon’s unsolicited exchange offer significantly undervalues Depomed, is inadequate and is not in the best interests of Depomed and its shareholders. We remain very confident in the growth prospects of NUCYNTA and our strong portfolio of products for pain and neurology related disorders. We continue to believe that Horizon’s exchange offer is opportunistic and would transfer the future value of Depomed to Horizon at a price we believe does not represent the value of Depomed’s assets, business and prospects.” Source: Depomed Press Release date September 14, 2015 - Jim Schoeneck, Chief Executive Officer, Depomed September 8 - Horizon Pharma plc. commences an unsolicited exchange offer for all outstanding common shares Followed by a second-step merger to acquire all remaining common shares Fixed exchange ratio of 0.95 Horizon shares for each Depomed share Offer is set to expire on Friday, November 6, 2015 at 5:00 p.m. ET September 14 – Depomed Board unanimously determined to recommend that shareholders reject unsolicited exchange offer and files Schedule 14D-9 Recommends shareholders not tender shares into exchange offer or sign any proxy cards sent by Horizon All-stock proposal has value of $27.541, not $33.00 proposal Horizon previously made Represents ownership in the combined company of approximately 28.5% 1 Value based on closing stock price on September 11, 2015

Percentage Ownership Offered Well Below Equity Contribution Based on Research Median Estimates



Based on PF Equity Contribution (1) (2) (3) (4) (5) (6)
40%
35%
30%
25%
20%
28%
32%
33%
34%
29%
30%
32%
Exchange Offer
2016E
2017E
2018E
2016E
2017E
2018E
Revenue
EBITDA

Notes

1. Equity ownership based on exchange ratio of 0.95 of an ordinary share of Horizon per Depomed share and Horizon current price per share of $28.99 as of September 11, 2015
2. Based on published median metrics from selected analysts since each company revised its guidance (7/20/15 for Horizon and 7/29/15 for Depomed): Depomed 2016-2018 estimated annual revenue of $498 million, $589 million, and $668 million; Depomed 2016-2018 estimated annual EBITDA of $209 million, $264 million, and $333 million; Horizon 2016-2018 estimated annual revenue of $860 million, $963 million, and $1,070 million; Horizon 2016-2018 estimated annual EBITDA of $400 million, $482 million, and $582 million; Depomed and Horizon net debt of $797 million and $618 million (reflects the fact that Horizon used $72 million of cash from its balance sheet to acquire Depomed shares that are to be valued at $62 million based on the offer), respectively
3. Ownership percentage based on fully diluted shares outstanding using the Treasury Stock Method for options and net share settlement method for Depomed's and Horizon's outstanding convertible debt
4. Ownership percentage for Depomed shareholders other than Horizon; assumes Depomed shares currently held by Horizon are retired
5. Includes make-whole on Depomed's outstanding convertible debt
6. This is one of many analyses used in evaluating Horizon's bid

September 2015 31 Depomed

Depomed’s Directors are Industry Experienced Peter D. Staple (chair) CEO, Corium International, Inc. Vicente Anido, Jr. CEO, Aerie Pharmaceuticals, Inc. Karen A. Dawes President, Knowledgeable Decisions Louis J. Lavigne, Jr. Former CFO, Genentech, Inc. Samuel R. Saks, MD Co-Founder, Co-CEO, Jazz Pharmaceuticals, plc James A. Schoeneck President and CEO, Depomed, Inc. David B. Zenoff President, David B. Zenoff Associates 32 September 2015

Depomed has Retained Independent and Experienced Advisors in Connection with Evaluation of Hostile Proposal Financial Advisors: Morgan Stanley & Co. LLC Leerink Partners LLC Each firm has performed substantial and customary financial analysis and separately advised Board that hostile proposal does not reflect the intrinsic value of Depomed and is not in best interests of Depomed shareholders Counsel: Baker Botts L.L.P. Gibson, Dunn & Crutcher LLP Firms have advised on fiduciary obligations of Board and management, review process, SEC reporting and filing requirements, bylaw amendments, shareholder rights plan adoption and litigation regarding Horizon’s improper use of Depomed’s confidential information 33 September 2015

Board Action Intended to Provide Depomed Board and Shareholders Time to Consider Hostile Proposal Shareholders Rights Plan: Limited duration (expires at the next annual meeting) Gives Depomed Board time to fully assess and respond to any proposals Not intended to prevent an acquisition of Depomed on terms that the Board considers favorable to, and in the best interests of, all Depomed shareholders Intended to help assure that all of the Company’s shareholders receive fair and equal treatment in the event of any proposed takeover of the Company and to guard against partial tender offers, open market accumulations and other abusive or coercive tactics to gain control of the Company without paying all shareholders a control premium Amendments to Depomed’s Bylaws Put in place a clear process by which shareholders can call a special meeting We believe timeline and process is consistent with California law and public company practice Intended to prevent shareholders from being subject to coercive tactics and to create a clear, transparent and orderly process for Depomed shareholders to exercise their rights to convene a special meeting Allow the Depomed Board and all of Depomed’s shareholders to act on a fully informed basis 34 September 2015

Thank You www.depomed.com